                                                                   EXHIBIT 17(b)

                                                                PRELIMINARY COPY
                                                                ----------------

                            SEAFIRST RETIREMENT FUNDS
                                 BLUE CHIP FUND

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF SEAFIRST RETIREMENT FUNDS ("SEAFIRST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF BISYS FUND SERVICES, INC., 3435 STELZER ROAD, COLUMBUS, OHIO 43219, ON MAY 21, 1997 AT 10:00 A.M. (EASTERN TIME).

         THE UNDERSIGNED HEREBY APPOINTS BRYAN HAFT, SUSAN WALTERS, LISA LING AND KENNETH L. GREENBERG, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTERESTS IN THE BLUE CHIP FUND HELD OF RECORD BY THE UNDERSIGNED ON APRIL 1, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

         EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1.

TO VOTE MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW.
KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)
                                 BLUE CHIP FUND

VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
[ ]      [ ]       [ ]
                                            1.       PROPOSAL TO APPROVE AN AGREEMENT
                                                     AND PLAN OF REORGANIZATION BY AND
                                                     BETWEEN SEAFIRST AND PACIFIC
                                                     HORIZON FUNDS, INC. ("PACIFIC
                                                     HORIZON") AND THE TRANSACTIONS
                                                     CONTEMPLATED THEREBY, INCLUDING (A)
                                                     THE TRANSFER OF ALL OF THE ASSETS
                                                     AND KNOWN LIABILITIES OF SEAFIRST'S
                                                     BLUE CHIP FUND ("SRF BLUE CHIP


                                                     FUND") TO PACIFIC HORIZON'S BLUE
                                                     CHIP FUND ("PH BLUE CHIP FUND") IN
                                                     EXCHANGE FOR SRF SHARES OF THE PH
                                                     BLUE CHIP FUND; (B) THE DISTRIBUTION
                                                     OF SUCH SRF SHARES TO THE
                                                     SHAREHOLDERS OF THE SRF BLUE CHIP
                                                     FUND IN CONNECTION WITH THEIR
                                                     LIQUIDATION; AND (C) THE TERMINATION
                                                     UNDER STATE LAW AND THE INVESTMENT
                                                     COMPANY ACT OF 1940, AS AMENDED, OF
                                                     SEAFIRST.

                                            2.       IN THEIR DISCRETION, THE PROXIES
                                                     ARE AUTHORIZED TO VOTE UPON SUCH
                                                     OTHER BUSINESS AS MAY PROPERLY COME
                                                     BEFORE THE MEETING OR ANY
                                                     ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  WHEN SIGNING AS
         ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN,
         PLEASE GIVE FULL TITLE AS SUCH.  IF A CORPORATION, PLEASE
         SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED
         OFFICER.  IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME
         BY AUTHORIZED PERSON.

         ------------------------
         SIGNATURE           DATE



                                                                PRELIMINARY COPY

                            SEAFIRST RETIREMENT FUNDS
                              ASSET ALLOCATION FUND

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF SEAFIRST RETIREMENT FUNDS ("SEAFIRST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF BISYS FUND SERVICES, INC., 3435 STELZER ROAD, COLUMBUS, OHIO 43219, ON MAY 21, 1997 AT 10:00 A.M. (EASTERN TIME).

         THE UNDERSIGNED HEREBY APPOINTS BRYAN HAFT, SUSAN WALTERS, LISA LING AND KENNETH L. GREENBERG, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTERESTS IN THE ASSET ALLOCATION FUND HELD OF RECORD BY THE UNDERSIGNED ON APRIL 1, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

         EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1.

TO VOTE MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW. KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)

                              ASSET ALLOCATION FUND

VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
[ ]      [ ]       [ ]
                                            1.       PROPOSAL TO APPROVE AN AGREEMENT
                                                     AND PLAN OF REORGANIZATION BY AND
                                                     BETWEEN SEAFIRST AND PACIFIC
                                                     HORIZON FUNDS, INC. ("PACIFIC
                                                     HORIZON") AND THE TRANSACTIONS
                                                     CONTEMPLATED THEREBY, INCLUDING (A)
                                                     THE TRANSFER OF ALL OF THE ASSETS
                                                     AND KNOWN LIABILITIES OF SEAFIRST'S
                                                     ASSET ALLOCATION FUND ("SRF ASSET
                                                     ALLOCATION FUND") TO PACIFIC
                                                     HORIZON'S ASSET ALLOCATION FUND
                                                     ("PH ASSET ALLOCATION FUND") IN


                                                     EXCHANGE FOR SRF SHARES OF THE PH
                                                     ASSET ALLOCATION FUND; (B) THE
                                                     DISTRIBUTION OF SUCH SRF SHARES TO
                                                     THE SHAREHOLDERS OF THE SRF ASSET
                                                     ALLOCATION FUND IN CONNECTION WITH
                                                     THEIR LIQUIDATION; AND (C) THE
                                                     TERMINATION UNDER STATE LAW AND THE
                                                     INVESTMENT COMPANY ACT OF 1940, AS
                                                     AMENDED, OF SEAFIRST.

                                            2.       IN THEIR DISCRETION, THE PROXIES
                                                     ARE AUTHORIZED TO VOTE UPON SUCH
                                                     OTHER BUSINESS AS MAY PROPERLY COME
                                                     BEFORE THE MEETING OR ANY
                                                     ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  WHEN SIGNING AS
         ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN,
         PLEASE GIVE FULL TITLE AS SUCH.  IF A CORPORATION, PLEASE
         SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED
         OFFICER.  IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME
         BY AUTHORIZED PERSON.

         ------------------------
         SIGNATURE           DATE

                                           -2-


                                                                PRELIMINARY COPY

                            SEAFIRST RETIREMENT FUNDS
                                    BOND FUND

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF SEAFIRST RETIREMENT FUNDS ("SEAFIRST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF BISYS FUND SERVICES, INC., 3435 STELZER ROAD, COLUMBUS, OHIO 43219, ON MAY 21, 1997 AT 10:00 A.M. (EASTERN TIME).

         THE UNDERSIGNED HEREBY APPOINTS BRYAN HAFT, SUSAN WALTERS, LISA LING AND KENNETH L. GREENBERG, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTERESTS IN THE BOND FUND HELD OF RECORD BY THE UNDERSIGNED ON APRIL 1, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

         EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1.

TO VOTE MARK AN X IN BLUE OR BLACK INK ON THE PROXY CARD BELOW.
KEEP THIS PORTION FOR YOUR RECORDS.

--------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)

                                    BOND FUND
VOTE ON PROPOSAL
FOR    AGAINST   ABSTAIN
[ ]      [ ]       [ ]
                                            1.       PROPOSAL TO APPROVE AN AGREEMENT
                                                     AND PLAN OF REORGANIZATION BY AND
                                                     BETWEEN SEAFIRST AND PACIFIC
                                                     HORIZON FUNDS, INC. ("PACIFIC
                                                     HORIZON") AND THE TRANSACTIONS
                                                     CONTEMPLATED THEREBY, INCLUDING (A)
                                                     THE TRANSFER OF ALL OF THE ASSETS
                                                     AND KNOWN LIABILITIES OF SEAFIRST'S
                                                     BOND FUND ("SRF BOND FUND") TO
                                                     PACIFIC HORIZON'S INTERMEDIATE BOND
                                                     FUND ("PH INTERMEDIATE BOND FUND")
                                                     IN EXCHANGE FOR SRF SHARES OF THE


                                                     PH INTERMEDIATE BOND FUND; (B) THE
                                                     DISTRIBUTION OF SUCH SRF SHARES TO
                                                     THE SHAREHOLDERS OF THE SRF BOND
                                                     FUND IN CONNECTION WITH THEIR
                                                     LIQUIDATION; AND (C) THE TERMINATION
                                                     UNDER STATE LAW AND THE INVESTMENT
                                                     COMPANY ACT OF 1940, AS AMENDED, OF
                                                     SEAFIRST.

                                            2.       IN THEIR DISCRETION, THE PROXIES
                                                     ARE AUTHORIZED TO VOTE UPON SUCH
                                                     OTHER BUSINESS AS MAY PROPERLY COME
                                                     BEFORE THE MEETING OR ANY
                                                     ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  WHEN SIGNING AS
         ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN,
         PLEASE GIVE FULL TITLE AS SUCH.  IF A CORPORATION, PLEASE
         SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED
         OFFICER.  IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME
         BY AUTHORIZED PERSON.

         ------------------------
         SIGNATURE           DATE

                                       -2-